Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

RULE 13A-14(A)/15D-14(A) OF THE SECURITIES EXCHANGE ACT

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Narbeh Derhacobian, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Adesto Technologies Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2017

By:	/s/ Narbeh Derhacobian
Narbeh Derhacobian President and Chief Executive Officer
(Principal Executive Officer)